EXHIBIT 99.4




                          CERTIFICATION OF CEO AND CFO
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report on Form 8-K/A of FIND/SVP, Inc. (the "Company") amending the Current Report on Form 8-K filed April 16, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David Walke, as Chief Executive Officer of the Company, and Peter M. Stone, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ DAVID WALKE
Name:  David Walke
Title: Chief Executive Officer
Date: June 16, 2003

By: /s/ PETER M. STONE
Name: Peter M. Stone
Title: Chief Financial Officer
Date: June 16, 2003


This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.